SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     January 27, 2003
                                                     ----------------

                                RMS TITANIC, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

              0-24452                                  59-2753162
              -------                                  ----------
    (Commission File Number)                 (IRS Employer Identification No.)

  3340 Peachtree Road, Suite 1225, Atlanta, Georgia           30326
  -------------------------------------------------           -----
     (Address of Principal Executive Offices)               (Zip Code)

                                  404-842-2600
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

         The Board of Directors of the Company approved a proposed special meeting of shareholders to ratify and approve the Company's Board of Directors' resolution surrendering its salvage rights pursuant to an order of the United States District Court for the Eastern District of Virginia, Norfolk Division on June 7, 1994. The date of the special meeting of shareholders was scheduled for February 5, 2003. The Company prepared and filed a proxy statement with the Securities and Exchange Commission ("SEC") on Schedule 14A for the purpose of obtaining any comments. As of this date, the SEC has not delivered its comments on the proposed proxy statement. The Company will not be able to satisfy the notice requirements pursuant to ss. 607.0705(1) of the Florida General Statutes which requires a minimum notice of ten days or a maximum of sixty days for a special meeting of shareholders, therefore the meeting has been postponed. The Company will reschedule the special meeting of shareholders when the SEC delivers its comments and the SEC is satisfied with the Company's compliance.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 30, 2003

                                   RMS TITANIC, INC.

                                   By: /s/ Arnie Geller
                                       --------------------------
                                       Arnie Geller, President


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